Vanguard Admiral Funds

Supplement Dated March 20, 2024, to the Statement of Additional Information Dated December 22, 2023

Important Changes to Vanguard S&P Small-Cap 600 Growth Index Fund

Effective immediately, Vanguard S&P Small-Cap 600 Growth Index Fund’s Institutional Shares are permanently closed to all investors. All references to the Institutional Shares with respect to Vanguard S&P Small-Cap 600 Growth Index Fund are hereby deleted in their entirety. In addition, Vanguard S&P Small-Cap 600 Growth ETF will now rely on Rule 6c-11 under the Investment Company Act of 1940.

Effective March 21, 2024, Vanguard S&P Small-Cap 600 Growth ETF will generally seek to disclose complete portfolio holdings, including other investment positions, at the beginning of each business day in accordance with Rule 6c-11.
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SAI 3340A 032024